.......                             Exhibit 23(o)(i) under Form N-1A
        .......                             Exhibit 24 under Item 601/Reg.S-K


                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED SHORT-TERM MUNICIPAL TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                     DATE

/S/JOHN F. DONAHUE                          Chairman and Trustee   June 18, 1999
----------------------------------------
John F. Donahue                              (Chief Executive Officer)



/S/GLEN R. JOHNSON                          President      June 18, 1999

Glen R. Johnson

/S/RICHARD J. THOMAS                        Treasurer      June 18, 1999
----------------------------------------
Richard J. Thomas                           (Principal Financial
                                            and Accounting Officer)

/S/THOMAS G. BIGLEY                         Trustee        June 18, 1999

Thomas G. Bigley

/S/JOHN T. CONROY, JR.                      Trustee        June 18, 1999
----------------------------------------
John T. Conroy, Jr.

SIGNATURES                                  TITLE                     DATE

/S/LAWRENCE D. ELLIS, M.D.                  Trustee          June 18, 1999
----------------------------------------
Lawrence D. Ellis, M.D.




/S/PETER E. MADDEN                          Trustee          June 18, 1999

Peter E. Madden

/S/JOHN E. MURRAY, JR.                      Trustee          June 18, 1999
----------------------------------------
John E. Murray, Jr.




/S/MARJORIE P. SMUTS                        Trustee          June 18, 1999

Marjorie P. Smuts

Sworn to and subscribed before me this  18 day of JUNE , 1999.


/S/ CHERI S. GOOD
Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001
Member, Pennsylvania Association of Notaries

                                            Exhibit 23(o)(ii) under Form N-1A
                                            Exhibit 24 under Item 601/Reg.S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED SHORT-TERM MUNICIPAL TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                      TITLE                               DATE

/S/WILLIAM D. DAWSON, III       Chief Investment Officer      June 18, 1999
-----------------------------
William D. Dawson, III



Sworn to and subscribed before me this 18 day of JUNE , 1999.

/S/ CHERI S. GOOD

Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001

Member, Pennsylvania Association of Notaries

                                            Exhibit 23(o)(iii) under Form N-1A
                                            Exhibit 24 under Item 601/Reg.S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED SHORT-TERM MUNICIPAL TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                      DATE

/S/JOHN F. CUNNINGHAM                       Trustee           June 18, 1999

John F. Cunningham

Sworn to and subscribed before me this 18 day of JUNE , 1999.

/S/ CHERI S. GOOD

Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001

Member, Pennsylvania Association of Notaries

                                            Exhibit 23(o)(iv) under Form N-1A
                                            Exhibit 24 under Item 601/Reg.S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED SHORT-TERM MUNICIPAL TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                        DATE

/S/CHARLES F. MANSFIELD                     Trustee             June 18, 1999

Charles F. Mansfield

Sworn to and subscribed before me this 18 day of JUNE , 1999.

/S/ CHERI S. GOOD

Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001

Member, Pennsylvania Association of Notaries

                                            Exhibit 23(o)(v) under Form N-1A
                                            Exhibit 24 under Item 601/Reg.S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED SHORT-TERM MUNICIPAL TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                  TITLE                     DATE

/S/JOHN S. WALSH                            Trustee             June 18, 1999

John S. Walsh

Sworn to and subscribed before me this 18 day of JUNE , 1999.

/S/ CHERI S. GOOD

Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001

Member, Pennsylvania Association of Notaries